                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                    of 1934

Filed by the Registrant [X]      Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-12

                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    _________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________
     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________
     5)   Total fee paid:

          ______________________________________________________________________

[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          _______________________________________________
     2)   Form, Schedule or Registration Statement No.:

          _______________________________________________
     3)   Filing Party:

          _______________________________________________
     4)   Date Filed:

                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
                             111 Lookout Farm Drive
                         Crestview Hills, Kentucky 41017
                                 (859) 371-2340

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2003

     Notice is hereby given that the Annual Meeting of Stockholders of The Bank of Kentucky Financial Corporation ("BKFC") will be held at Receptions Banquet & Conference Center, 1379 Donaldson Highway, Erlanger, Kentucky 41018, on April 25, 2003, at 5:00 p.m. Eastern Daylight Saving Time (the "Annual Meeting"), for the following purposes:

     1.   To elect four directors of BKFC for terms expiring in 2006;

     2. To ratify the selection of Crowe, Chizek and Company LLP as the independent auditors of BKFC for the current fiscal year; and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing matters are described in more detail in the enclosed Proxy Statement.

     Only stockholders of BKFC of record at the close of business on March 14, 2003, will be entitled to receive notice of and to vote at the Annual Meeting.

     BFKC's Proxy Statement accompanies this notice of the Annual Meeting. Financial and other information about BKFC is contained in the enclosed Annual Report to Stockholders for the fiscal year ended December 31, 2002.

     You are cordially invited to attend the meeting in person. Your participation in these matters is important, regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to sign, date and promptly return the enclosed proxy so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting. Any Stockholder who executes such a proxy may revoke it at any time before it is exercised.

                                             By Order of the Board of Directors



Crestview Hills, Kentucky                    Rodney S. Cain, Secretary
April 1, 2003

                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
                             111 Lookout Farm Drive
                         Crestview Hills, Kentucky 41017
                                 (859) 371-2340

                                 PROXY STATEMENT

                                     PROXIES

         The Board of Directors of The Bank of Kentucky Financial Corporation, a Kentucky corporation ("BKFC") is soliciting your proxy on the proxy card enclosed with this Proxy Statement. Your proxy will be voted at the 2003 Annual Meeting of Stockholders of BKFC to be held at Receptions Banquet & Conference Center, 1379 Donaldson Highway, Erlanger, Kentucky 41018, on April 25, 2003, at 5:00 p.m., Eastern Daylight Saving Time, and at any adjournment or postponement thereof (the "Annual Meeting"). The shares represented by the proxies received, properly dated and executed and not revoked will be voted at the Annual Meeting in accordance with the instructions of the stockholders. A proxy may be revoked at any time before it is exercised by:

     .   delivering a written notice of revocation to BKFC, Attention:
         Secretary;

     .   delivering a duly executed proxy bearing a later date to BKFC; or

     .   attending the Annual Meeting and voting in person.

         Proxies may be solicited by the directors, officers and other employees of BKFC in person or by telephone, telecopy, telegraph or mail without additional compensation. The cost of soliciting Proxies will be borne by BKFC.

                                VOTING SECURITIES

         Only stockholders of record as of at 5:00 p.m., Eastern Daylight Saving Time on March 14, 2003, which is the "Record Date," will be entitled to vote at the Annual Meeting and will be entitled to cast one vote for each common share of BKFC ("Share") owned. BKFC's records disclose that, as of the Record Date, there were 5,960,849 votes entitled to be cast at the Annual Meeting.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections with the assistance of BKFC's transfer agent. The Inspector will also determine whether or not a quorum is present. The presence, in person or by proxy, of a majority of the issued and outstanding Shares entitled to vote at the Annual Meeting is necessary to establish a quorum at the Annual Meeting. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and therefore, abstentions will have the effect of a negative vote for purposes of determining the approval of any matter submitted to the stockholders for a vote.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

         FOR the election of Harry J. Humpert, John P. Williams, Jr., Herbert
         H. Works and Robert W. Zapp as directors of BKFC for terms expiring in 2006; and

         FOR the ratification of the selection of Crowe, Chizek and Company LLP ("Crowe Chizek") as the independent auditors of BKFC for the current fiscal year.

         This Proxy Statement is first being mailed to stockholders of BKFC on or about April 1, 2003.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

          Four directors are to be elected at the Annual Meeting to serve until the annual meeting of stockholders in 2006 or until their respective successors are elected or appointed. The Board of Directors of BKFC currently consists of twelve directors, divided into three classes each serving three years. There currently is one vacancy in the class of directors that expires in 2004. In accordance with BKFC's By-Laws, any vacancy on the Board of Directors may be filled by the Board of Directors for the remainder of the full term of the directorship and the Board of Directors is actively searching for qualified candidates to fill this vacancy. Each of the directors of BKFC is also a director of The Bank of Kentucky, Inc. (the "Bank"), BKFC's only subsidiary.

          If any nominee is unable to stand for election, the Proxies will be voted for such substitute as the Board of Directors recommends. As of the date of mailing this Proxy Statement, the Board of Directors knows of no reason why any nominee would be unable to serve if elected. Stockholders may cumulate votes in the election of directors.

Nominees for the Board of Directors:

             Name                       Age              Position(s) Held
             ----                       ---              ----------------

             Harry J. Humpert            77                  Director
             John P. Williams, Jr.       62                  Director
             Herbert H. Works            74                  Director
             Robert W. Zapp              51         President, CEO and Director

          Harry J. Humpert has been a director of BKFC and the Bank since 1995. Mr. Humpert is the President of Humpert Enterprises, Inc., a company that operates Klingenberg's Hardware and Paint in Covington, Kentucky and has been employed by that company for the last 50 years.

          John P. Williams, Jr. was appointed a director of BKFC and the Bank in February of 2003. Mr. Williams served as the President of the Greater Cincinnati Chamber of Commerce for over 16 years and was also a partner at the law firm of Taft, Stettinius & Hollister in Cincinnati, Ohio.

          Herbert H. Works has been a director of BKFC since its inception in 1994 and a director of the Bank since 1992. Mr. Works is the President of Boone-Kenton Lumber and has been employed by that company for the last 26 years.

          Robert W. Zapp has been a director of BKFC since its inception in 1994 and a director of the bank since its inception in 1990. Mr. Zapp is the President and the Chief Executive Officer of the Bank and BKFC and has served in that capacity since each of their inceptions. Prior to that, Mr. Zapp was the President of Fifth Third Bank of Kenton County, formerly Security Bank, and resigned as President of such institution in order to participate in the organization of the Bank.

Continuing Directors:

                                                                          Term
          Name                       Age        Position(s) Held        Expires
          ----                       ---        ----------------        -------

          Rodney S. Cain              64     Secretary and Director      2004
          R. C. Durr                  83      Chairman and Director      2004
          Ruth Seligman-Doering       62            Director             2004
          Charles M. Berger           50            Director             2005
          David E. Meyer              68            Director             2005
          John E. Miracle             60            Director             2005
          Mary Sue Rudicill           59            Director             2005

         Rodney S. Cain has served as the Secretary and a director of BKFC since its inception in 1994 and of the Bank since its inception in 1990. Mr. Cain is the Chairman and CEO of Wiseway Supply and has been employed by that company since 1972.

         Ruth M. Seligman-Doering has served as director of BKFC since its inception in 1994 and of the Bank since its inception since 1990. Ms. Seligman-Doering is currently a director of Charles Seligman Distributing Company, Inc., and has also been its President and CEO since 1992.

         R. C. Durr has served as Chairman and a director of BKFC since its inception in 1994 and of the Bank since its inception in 1990. Mr. Durr was one of the founders of Boone State Bank. From the time Boone State Bank was organized in 1971 until Boone State Bank was acquired by Fifth Third Bank in 1985, Mr. Durr was active in the day-to-day management of the activities of the institution. After such acquisition, Mr. Durr served as the Chairman of the Board of Fifth Third Bank of Boone County, the successor to Boone State Bank, until he resigned in order to participate in the organization of the Bank.

         Charles M. Berger has served as a director of both BKFC and the Bank since April 2002. Mr. Berger has been the President of Bilz Insurance Agency in Covington, Kentucky, since 1990.

         David E. Meyer has served as a director of BKFC since its inception in 1994 and of the Bank since 1991. Mr. Meyer has been the President of Wolfpen Associates, a commercial real estate firm since 1982; the managing partner of a commercial real estate investment firm, Meyer Realty since 1980; and is the retired President of H. Meyer Dairy Company.

         John E. Miracle, D.M.D., has served as a director of BKFC since its inception in 1994 and of the Bank since 1991. Dr. Miracle had a private dental practice for thirty years and retired from practice in September 1999.

         Mary Sue Rudicill has been a director of BKFC since its inception in 1994 and of the Bank since 1991. Ms. Rudicill has been the Chairman of Belleview Sand and Gravel, Inc., and Gravelview Trucking Company for fifteen years.

Required Vote:

         At the Annual Meeting, four directors are to be elected for terms expiring in 2006. The four nominees receiving the greatest number of votes will be elected as directors. Stockholders may cumulate votes in the election of directors. Cumulative voting enables a stockholder to cast the number of votes such stockholder is entitled to cast times the number of directors to be elected; and each stockholder may cast all votes for any one nominee, or distribute such votes among two or more nominees.

         Shares as to which the authority to vote is withheld and shares held by a nominee for a beneficial owner which are present in person or by proxy but are not voted with respect to the election of directors ("Non Votes") are not counted toward the election of directors or toward the election of the individual nominees specified on the Proxy. If a stockholder has signed and dated a proxy in the form of the enclosed Proxy, but has not voted for the election of directors by marking the appropriate box on the Proxy, such person's Shares will be voted FOR the election of Messrs. Humpert, Williams, Works and Zapp as directors of BKFC for terms expiring in 2006 and will not be treated as Non Votes.

Recommendation of the Board of Directors:

         The Board of Directors recommends a vote "FOR" the election of all nominees named above.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of BKFC met ten times for regularly scheduled and special meetings during the fiscal year ended December 31, 2002. Each director attended at least 75% of the aggregate of such meetings held during his or her service as a director.

         The Board of Directors of the Bank met twelve times for regularly scheduled and special meetings during the fiscal year ended December 31, 2002. Each director attended at least 75% of the aggregate of such meetings held during his or her service as a director.

         The Board of Directors of the Bank has a Compensation Committee. The Compensation Committee's functions are to make recommendations to the Board of Directors of the Bank regarding the compensation policies. The members of the Compensation Committee are Messrs. Meyer and Miracle and Ms. Rudicill. The Compensation Committee met two times in 2002.

         The Audit Committee of BKFC consists of Messrs. Humpert and Meyer and Mses. Rudicill and Seligman-Doering, each of whom is "independent" as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee met four times in 2002. The Audit Committee has not adopted a charter. The responsibilities of the Audit Committee include:

     . recommending to the Board of Directors independent public accountants to conduct the annual audit of BKFC's financial statements;

     . reviewing the proposed scope of the audit and approving the audit fees paid; and

     . reviewing BKFC's accounting and financial controls with the independent public accountants and BKFC's financial and accounting staff.

         The Board of Directors of BKFC currently does not have a committee performing the function of a nominating committee. The entire Board of Directors of BKFC acts as a Nominating Committee for selecting nominees for election as directors. In accordance with Section 3.3 of the By-Laws of BKFC, nominees for election as directors may be proposed only by the directors or by a stockholder entitled to vote for directors if such stockholder has submitted a written nomination to the Secretary of BKFC by the later of the November 30th immediately preceding the annual meeting of stockholders or the sixtieth day before the first anniversary of the most recent annual meeting of stockholders held for the election of directors (unless the annual meeting is not held on or before the thirty-first day following such anniversary, in which case such written notice must be submitted no later than the close of business on the seventh day following the day on which the notice of the annual meeting is mailed to stockholders). Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of Shares owned either beneficially or of record by each such nominee and the length of time such Shares have been owned.

         The Board of Directors of BKFC and the Bank do not pay regularly established director's fees; however, each director of the Bank, except Mr. Zapp, received a $500 bonus in December 2002. In 2002, Mses. Rudicill and Seligman-Doering, Dr. Miracle and Messers. Cain, Durr, Humpert, Meyer, Works and Wayne Carlisle, a former director who resigned in December 2002, were awarded options to acquire 750 shares at $19.10 per share and options to acquire 1,750 shares at $20.50 per share. Mr. Berger, who became a member of the Board of Directors in April 2002, was awarded an option to acquire 1,750 shares at $20.50. Mr. Robert B. Sathe, a former director who retired in May 2002, was awarded an option in January 2002 to acquire 750 shares at $19.10.

                             AUDIT COMMITTEE REPORT

To the Board of Directors:

         The Audit Committee received and reviewed the report of Crowe Chizek regarding the results of their audit, as well as the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Standard No.
1. The Audit Committee reviewed the audited financial statements with the management of BKFC. A representative of Crowe Chizek also discussed with the Audit Committee the independence of Crowe Chizek from BKFC, as well as the matters required to be discussed by Statement of Auditing Standards 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. Discussions between the Audit Committee and the representative of Crowe Chizek included the following:

         . Crowe Chizek's responsibilities in accordance with generally accepted auditing standards;

         . The initial selection of, and whether there were any changes in, significant accounting policies or their application;

         .     Management's judgments and accounting estimates;

          .    Whether there were any significant audit adjustments;

          .    Whether there were any disagreements with management;

          .    Whether there was any consultation with other accountants;

          . Whether there were any major issues discussed with management prior to Crowe Chizek's retention;

          . Whether Crowe Chizek encountered any difficulties in performing the audit;

          . Crowe Chizek's judgments about the quality of BKFC's accounting principles; and

          . Crowe Chizek's responsibility for information prepared by management that is included in documents containing audited financial statements.

          Based on its review of the financial statements and its discussions with management and the representative of Crowe Chizek, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

                                                Harry J. Humpert
                                                David E. Meyer
                                                Mary Sue Rudicill
                                                Ruth Seligman-Doering

                               EXECUTIVE OFFICERS

         The executive officers of BKFC as of the date of this Proxy are listed below. All executive officers hold office until their successors are appointed.

 Name                          Age                       Position
 ----                          ---                       --------

 R.C. Durr                     83       Chairman
 Robert W. Zapp                51       President and Chief Executive Officer
 Rodney S. Cain                64       Secretary
 Robert D. Fulkerson           51       Treasurer and Assistant Secretary


         Biographical information regarding each of these executive officers, except Mr. Fulkerson, is set forth above, in "Proposal No. 1 - Election of Directors."

         Robert D. Fulkerson was Vice President of Fifth Third Bank of Boone County from 1985 until 1990. He served as Vice President of the Bank from 1990 until 1995 and has served as Senior Vice President of the Bank since 1995. He has also been the Assistant Secretary of BKFC since 1996 and its Treasurer since 1998.

                             EXECUTIVE COMPENSATION

         The following table sets forth annual compensation information for BKFC's Chief Executive Officer and the other Executive Officers of BKFC whose annual salary exceeded $100,000 for fiscal year 2002 (the "Named Executive Officers"). BKFC's executive officers are compensated by BKFC's subsidiary, the Bank.

                           Summary Compensation Table

                                                                                 Long-Term
                                                                                Compensation
                                                Annual Compensation/(1)/          Awards            All Other
                                                                             Shares underlying    Compensation
 Name and Principal Position         Year        Salary($)      Bonus($)         Options(#)           ($)
 ---------------------------         ----        ---------      --------         ----------           ---
 Robert W. Zapp, President          2002          $203,077      $100,000          10,000             $16,485/(2)/
     and CEO                        2001           180,000        50,000           6,000              14,767
                                    2000           165,000       100,000           6,000              33,353

 Robert D. Fulkerson, Treasurer     2002           $91,446       $23,000           3,000              $9,641/(3)/
   and Assistant Secretary          2001            84,430        15,900           2,600               8,716
                                    2000            80,000        20,000           2,600             $10,950

-----------------------------

(1) Does not include amounts attributable to other miscellaneous benefits. The cost to BKFC of providing such benefits to each of Mr. Zapp and Mr. Fulkerson was less than 10% of each of his annual salary and bonus compensation.

(2) Consists of contributions of $13,016 to the Bank's Profit Sharing Plan for Mr. Zapp's account and a matching contribution to Mr. Zapp's 401(k) plan account of $3,469.

(3) Consists of contributions of $7,466 to the Bank's Profit Sharing Plan for Mr. Fulkerson's account and a matching contribution to Mr. Fulkerson's 401(k) plan account of $2,175.

         The following table sets forth information regarding all grants of options to purchase Shares of BKFC made to the Named Executive Officers during the fiscal year ended December 31, 2002:

                        Option Grants in Last Fiscal Year

                                                                                                            Potential Realizable
                                                                                                           Value at Assumed Annual
                                                                                                            Rates of Stock Price
                                                                                                                Appreciation
                                     Individual Grants                                                        for Option Term
   ------------------------------------------------------------------------------------------------------  ----------------------
                                                      % of Total Options
                     Number of Shares Underlying         Granted to           Exercise Price   Expiration
 Name                   Options Granted (#)(1)     Employees in Fiscal Year     ($/share)         Date       5% ($)      10% ($)
 ----                --------------------------    ------------------------     ---------      ----------  ---------    ---------
 Robert W. Zapp                10,000                       21.83%               $19.10         1/17/12      120,119     304,405
 Robert D. Fulkerson            3,000                        6.55%                19.10         1/17/12       36,036      91,321

----------------------------

(1) One-fifth is exercisable each year for five years beginning on January 17, 2003.

         The following table sets forth information regarding the number and value of Shares exercised during 2002 and the year-end value of unexercised options that are in the money at December 31, 2002:

                 Aggregated Option Exercises in Last Fiscal Year
                           and Fiscal Year-end Values

                                                                                                   Value of Unexercised
                              Shares                       Number of Securities Underlying       In-the-Money Options at
                            Acquired on        Value       Unexercised Options at 12/31/02           12/31/02 ($)/(1)/
Name                        Exercise (#)     Realized          Exercisable/Unexercisable        Exercisable/Unexercisable
----                        ------------     --------          -------------------------        -------------------------
Robert W. Zapp                   0               0                  12,000/22,000                   $111,912/$132,828
Robert D. Fulkerson              0               0                    6,300/8,725                     $60,578/$52,330

----------------------------

(1) For purposes of this table, the value of the options was determined by multiplying the number of Shares subject to unexercised options by the difference between the exercise price for the unexercised options and the fair market value of BKFC's Shares, which was $26.24 per Share as of December 31, 2002, based upon the average prices of trades in BKFC shares known by management to have occurred in December 2002. Transactions in BKFC's Shares are quoted on the OTC Bulletin Board service.

Stock Option Plan

         At the 1997 Annual Meeting of Stockholders of BKFC, the stockholders approved The Bank of Kentucky Financial Corporation 1997 Stock Option and Incentive Plan (the "Stock Option Plan"), providing for the award of options to purchase up to 1,080,000 Shares. Options to purchase 275,558 Shares were outstanding as of December 31, 2002 under this Plan. The outstanding options have exercise prices ranging from $8.17 to $31.50 and were granted to directors, officers and employees of BKFC. In fiscal year 2002, options to purchase a total of 357 Shares were forfeited and 15,884 Shares were acquired upon the exercise of options. All of the numbers of Shares contained in this paragraph are adjusted for stock dividends issued in 1997, 1998 and 1999.

         The following table reflects BKFC's equity compensation plan information as of December 31, 2002.

                                Number of Securities to be      Weighted Average
                                  Issued Upon Exercise of      Exercise Price of        Number of Securities
                                   Outstanding Options,       Outstanding Options,    Remaining Available for
                                   Warrants and Rights        Warrants and Rights        Future Issuance
                                   -------------------        -------------------       ----------------
Equity Compensation Plans                 275,558                    $5.60                   730,159
Approved by Security Holders*

----------------------------

(*) Consists of The Bank of Kentucky Financial Corporation 1997 Stock Option and Incentive Plan, approved by the stockholders of BKFC in 1997.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is responsible for establishing compensation policies with respect to the executive officers, including the Chief Executive Officer, and overseeing the compensation for these individuals.

         The Compensation Committee seeks to achieve three broad goals in connection with the executive compensation programs and decisions regarding individual compensation. First, the Compensation Committee structures executive compensation programs in a manner that the Compensation Committee believes will enable BKFC and the Bank to attract and retain key executives. Second, the Compensation Committee establishes compensation programs that are designed to reward executives for the achievement of business objectives of BKFC and the Bank. Finally, the executive compensation programs are intended to provide executives with an equity interest in BKFC so as to link a portion of the compensation of the executives with the performance of BKFC's common stock.

         In fiscal 2002, executive compensation had two primary components: cash compensation and equity-based compensation, consisting of stock options.

         Cash Compensation: Base salary is the foundation of the compensation program, providing income on which the officer can rely, but which is not so large as to eliminate the officer's motivation to work hard to increase stockholder value. For fiscal 2002, the cash compensation component for the Chief Executive Officer was set by the Compensation Committee. In establishing base salary for the Chief Executive Officer, consideration was given to the goals for the Company for the fiscal year. Consideration was also given to the standards and compensation at comparable companies, particularly those that are in the same industry as the Bank and/or are located in the same general geographical area, historic salary levels of the individual and the nature of the individual's responsibilities, as well as general market conditions and BKFC and the Bank's financial performance.

         Equity-Based Compensation: Equity-based compensation consists of stock options to purchase shares of BKFC's common stock. The emphasis on long-term incentives is intended to encourage executive officers to focus on the growth of BKFC and the Bank since the value of these awards depends on their performance and BKFC's future stock value. In deciding to award options, the Compensation Committee also considers a number of factors, including the number of options outstanding or previously granted and the aggregate size of current awards. In this regard, in 2002, the Compensation Committee granted the Chief Executive Officer the option to purchase 10,000 shares of BKFC's common stock.

         Based on its evaluation of the performance of the executive officers, the Compensation Committee believes that the executive officers are committed to achieving positive long-term financial performance and enhancing shareholder value, and that the compensation policies and programs discussed in this report have motivated the executive officers to work toward these goals.

         Section 162(m) of the Internal Revenue Code of 1986 (the "Code") limits the Bank's Federal income tax deduction for certain executive compensation in excess of $1 million paid to the Chief Executive Officer and the four next highest paid named executive officers. The $1 million deduction limit does not apply, however, to "performance-based compensation" as that term is defined in
Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder. The Compensation Committee recognizes the possibility that if the amount of the base salary of a named executive officer, and other compensation not described in the preceding paragraph exceeds $1 million, it may not be fully deductible for Federal income tax purposes. The Compensation Committee will make a determination at any such time whether to authorize the payment of such amounts without regard to deductibility or whether the terms of such payment should be modified as to preserve any deduction otherwise available.


                                      David E. Meyer
                                      John Miracle
                                      Mary Sue Rudicill

                                PERFORMANCE GRAPH

         The following line graph compares the yearly percentage change in BKFC's cumulative total shareholder return against the cumulative return of a broad index of The Nasdaq National Market, an index of banks with total assets of more than $250 million and less than $500 million and an index of banks with total assets of more than $500 million and less than $1 billion. The graph assumes the investment of $100 on December 31, 1997. Cumulative total shareholder return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the price of BKFC common shares at the end and at the beginning of the measurement period; by (ii) the price of BKFC common shares at the beginning of the measurement period.

                     Bank of Kentucky Financial Corporation

                            Total Return Performance

                                    [GRAPH]

                                                                        Period Ending
                                         --------------------------------------------------------------------------
Index                                        12/31/97    12/31/98    12/31/99     12/31/00    12/31/01    12/31/02
-------------------------------------------------------------------------------------------------------------------
Bank of Kentucky Financial Corporation         100.00      280.37      405.09       266.60      277.75      374.70
Russell 2000                                   100.00       97.45      118.17       114.60      117.45       93.39
SNL $250M-$500M Bank Index                     100.00       89.55       83.31        80.22      113.97      146.96
SNL $500M-$1B Bank Index                       100.00       98.32       91.02        87.12      113.02      144.30

                   SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding beneficial ownership of BKFC's Shares as of January 15, 2003 by:

     . each person who is known to BKFC to own beneficially more than 5% of BKFC's Shares;

     .    each of BKFC's directors;

     .    each of the Named Executive Officers; and

     .    all current Named Executive Officers and directors as a group.

          All Shares are owned with sole voting and investment power by each person listed, unless otherwise indicated by a footnote. The shares of common stock subject to options currently exercisable or exercisable within 60 days of January 15, 2003 are deemed outstanding for calculating the percentage of outstanding shares of the person holding those options, but are not deemed outstanding for calculating their percentage of any other person. The address of each beneficial owner is c/o BKFC, at 111 Lookout Farm Drive, Crestview Hills, Kentucky 41017.

                                                   Amount and Nature of                   Percentage of
Name and Address                                  Beneficial Ownership                 Shares Outstanding
----------------                                  --------------------                 ------------------
Charles M. Berger                                         49,789/(1)/                            *
Rodney S. Cain                                           922,081/(2)/                           15.5%
R. C. Durr                                               947,854/(3)/                           15.9
Robert D. Fulkerson                                       27,731/(4)/                            *
Harry J. Humpert                                          42,737/(5)/                            *
David E. Meyer                                           101,543/(6)/                            1.7
John E. Miracle                                           93,726/(7)/                            1.6
Mary Sue Rudicill                                         77,940/(8)/                            1.3
Ruth Seligman-Doering                                    115,160/(9)/                            1.9
John P. Williams, Jr.                                          0                                 *
Herbert H. Works                                          34,414/(10)/                           *
Robert W. Zapp                                           194,733/(11)/                           3.3
All directors, nominees and executive                  2,609,908                                43.8
officers of BKFC as a group (12 persons)

----------------------------
*         Less than 1%

(1) Includes 6,378 held jointly by Mr. Berger and his spouse, 14,545 shares held by Mr. Berger's spouse and sons, 15,000 shares held by Berger-Collins L.L.C., of which Mr. Berger is the managing member, and 2,750 Shares that may be acquired upon the exercise of options.

(2) Includes 905,560 Shares owned jointly by Mr. Cain and his spouse and 8,000 Shares that may be acquired upon the exercise of options.

(3) Includes 613,049 Shares owned by R. C. Durr Company, Inc., of which Mr. Durr is the sole stockholder, and 12,500 Shares that may be acquired upon the exercise of options.

(4) Includes 9,375 Shares owned jointly by Mr. Fulkerson and his wife, 450 Shares held by Mr. Fulkerson's wife and 9,305 Shares that may be acquired upon the exercise of options.

(5) Includes 13,828 Shares owned by Mr. Humpert's wife and 10,250 Shares that may be acquired upon the exercise of options.

(6) Includes 73,342 Shares held in trust, with respect to which Mr. Meyer shares investment power only as co-trustee, and 10,250 Shares that may be acquired upon the exercise of options.

(7) Includes 22,900 Shares owned by Dr. Miracle's spouse, 17,100 Shares held in a trust, of which Dr. Miracle is the trustee and with respect to which Dr. Miracle has sole voting and investment power, and 9,500 Shares that may be acquired upon the exercise of options.

(8) Includes 1,500 Shares owned jointly by Ms. Rudicill and her spouse, 13,500 Shares owned by Belleview Sand and Gravel, Inc., of which Ms. Rudicill is Chairman and which is owned by Ms. Rudicill and her spouse, and 12,500 Shares that may be acquired upon the exercise of options.

(9) Includes 9,500 Shares that may be acquired upon the exercise of options.

(10) Includes 2,000 Shares owned by Boone-Kenton Lumber, of which Mr. Works is the President and owner, and 9,500 Shares that may be acquired upon the exercise of options.

(11) Includes 43,715 Shares owned jointly by Mr. Zapp and his spouse, 5,496 Shares held by Mr. Zapp's spouse as custodian for Mr. Zapp's children, 43,584 Shares owned by Mr. Zapp's spouse and 16,900 Shares that may be acquired upon the exercise of options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Bank has extended loans to certain of its and BKFC's directors and executive officers, their affiliates and members of their families. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features.

         The Bank has a lease agreement for office premises located at 1065 Burlington Pike with Mr. Durr, R. C. Durr Company, Inc., Mr. Cain, and Mr. Cain's sons, John S. Cain, Rodney C. Cain and David Alfred Cain, each of whom is a lessor under the lease agreement. The annual rental expense under this lease was $ 194,505, $191,782, $178,279 and for each of the years ended December 31, 2002, 2001, and 2000, respectively. The lease has an initial term of 15 years expiring in 2006 and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has a lease agreement for office premises located on Weaver Road in Boone County, Kentucky, with Ms. Seligman-Doering and Mr. Robert B. Sathe, a former director of BKFC who resigned effective as of May 1, 2002, as lessors under the lease agreement. Total rental expense under this lease was $71,758 for the year ended December 31, 2002 and $64,886 for each of the years ended December 31, 2001 and 2000. The lease has an initial term of 15 years expiring in 2007 and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has a lease agreement for office premises located on Kentucky Highway 18 in Boone County, Kentucky, with William R. Rudicill, the spouse of Ms. Rudicill. Total rental expense under this lease was $11,056 for each of the years ended December 31, 2002, 2001 and 2000. The lease has an initial term of 15 years expiring in 2008 and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has a lease agreement for office premises located on Houston Road in Boone County, Kentucky, with Dr. Miracle, Geraldine G. Miracle, Jennifer
A. Meyer, Maria A. Meyer, Leila L. Meyer, Herbert E. Works, Mark T. Wilson, Nicolette Wilson, Bryan E. Wilson and Josephina Wilson, each of whom is a lessor under the lease agreement. Geraldine Miracle is Dr. Miracle's spouse. Jennifer Meyer, Maria Meyer and Leila Meyer are daughters-in-law of Mr. Meyer. Herbert E. Works is the son of Mr. Works. Mark Wilson, Nicolette Wilson, Bryson Wilson and Josephina Wilson were related to Mr. Works through his former wife. The annual rental expense under this lease was $80,815, $80,808 and $80,808 for the years ended December 31, 2002, 2001 and 2000, respectively. The lease has an initial term of 15 years expiring in 2009 and may, at the option of the Bank, be renewed for three successive five-year periods.

         The Bank has a ground lease agreement for office premises located at 12020 Madison Pike in Nicholson, Kentucky, with Nicholson Properties LLC. R. C. Durr owns 50% of Nicholson Properties LLC. The annual rental expense under this agreement is $26,400. The lease had an initial term that expired in December 2001 and was renewed for an additional term of five years.

         The Bank has a lease agreement for office premises located on U.S. 42 in Boone County, Kentucky, with Burnett Mortgage Company, LLC, of which Mr. Humpert and Mr. William E. Snyder, a former director of BKFC who resigned effective as of April 19, 2002, are members. Total rental expense under this lease was $89,495 for each of the years ended December 31, 2002, 2001 and 2000. The lease was effective in May 1998 with an initial term of 15 years and may, at the option of the Bank, be renewed for three successive five-year periods.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the federal securities laws, BKFC's directors and executive officers and persons holding more than ten percent of the outstanding Shares are required to report their ownership of Shares and changes in such ownership to the Securities and Exchange Commission and BKFC. Based solely on its review of the copies of such reports, BKFC believes that, for the year ended December 31, 2002, all Section 16(a) filing requirements applicable to BKFC's officers, directors and greater than ten percent shareholders were complied with on a timely basis, except Mr. Durr's Forms 4, Statement of Changes of Beneficial Ownership of Securities, reporting three transactions.

                      PROPOSAL NO. 2: SELECTION OF AUDITORS

         The Board of Directors has selected Crowe Chizek as the auditors of BKFC and the Bank for the current fiscal year. Crowe Chizek has been the auditor of BKFC since 1995. In the event that ratification of this selection of independent auditors is not approved by a majority of the Shares voting thereon, management will review its future selection of auditors.

         Management expects that a representative of Crowe Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Audit Fees

         During the fiscal year ended December 31, 2002, Crowe Chizek billed (or expects to bill) BKFC $67,600 for professional services rendered in connection with the audit of BKFC's consolidated financial statements for the year ended December 31, 2002, and the reviews of financial statements included in BKFC's Forms 10-Q.

Financial Information Systems Design and Implementation Fees

         During the 2002 fiscal year, BKFC did not incur any fees for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to BKFC's financial statements.

All Other Fees

         During fiscal year 2002, BKFC was billed $21,300 in fees for services rendered by Crowe Chizek, for all accounting services other than the services discussed in "Audit Fees," which consisted of services rendered in connection with the acquisition of certain assets and liabilities of Peoples Bank of Northern Kentucky and services rendered for the FIDICA review. The Audit Committee has determined that the provision of these additional services is compatible with maintaining Crowe Chizek's independence.

Required Vote:

         The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe Chizek as the independent auditors of BKFC for the current fiscal year. The effect of a broker non-vote or an abstention is the same as a vote against ratification. If a stockholder has signed and dated a proxy in the form of the enclosed Proxy, but has not voted on the ratification of the selection of Crowe Chizek as the auditors by marking the appropriate box on the Proxy, such person's Shares will be voted FOR the ratification of the selection of Crowe Chizek as the auditors of BKFC for the current fiscal year.

Recommendation of the Board of Directors:

         The Board of Directors recommends a vote "FOR" the ratification of the selection of Crowe Chizek as the independent auditors of BKFC for the current fiscal year.

                          PROPOSALS OF SECURITY HOLDERS

         Any proposals of stockholders intended to be included in BKFC's proxy statement and proxy card for the 2004 Annual Meeting of Stockholders (other than nominations for directors, which as explained herein at "Meetings and Committees of the Board of Directors," should be sent to BKFC by certified mail and must be received by BKFC not later than November 30, 2003). In addition, if a stockholder intends to present a proposal at the 2004 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 16, 2004, then the proxies designated by the Board of Directors of BKFC for the 2004 Annual Meeting of Stockholders may vote in their discretion on any such proposal any Shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

                                  OTHER MATTERS

         Management knows of no other business that may be brought before the Annual Meeting, including matters incident to the conduct of the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

         It is important that Proxies be returned promptly. Whether or not you expect to attend the Annual Meeting in person, you are urged to fill in, sign and return the Proxy in the enclosed self-addressed envelope.


                                            By Order of the Board of Directors


Crestview Hills, Kentucky                   Rodney S. Cain, Secretary
April 1, 2003

                                 REVOCABLE PROXY
                   THE BANK OF KENTUCKY FINANCIAL CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 25, 2003

         The undersigned hereby appoints R.C. Durr, Rodney S. Cain and Mary Sue Rudicill, or any of them, with full powers of substitution and resubstitution, to act as proxy or proxies for the undersigned to vote all shares of common stock of The Bank of Kentucky Financial Corporation (the "BKFC") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held on April 25, 2003, at Receptions Banquet & Conference Center, 1379 Donaldson Highway, Erlanger, Kentucky 41018, and at any and all adjournments thereof, as directed on the reverse side of this card:

The Board of Directors recommends a vote "FOR" the election of the directors nominated and "FOR" Proposal II.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NOMINATED AND FOR PROPOSAL II. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BKFC.

This Proxy shall be deemed terminated and of no further force and effect if the undersigned attends and votes in person at the Meeting or gives written notice of revocation or submits a later-dated proxy received by the BKFC before the Meeting.

                     (PLEASE VOTE AND SIGN ON REVERSE SIDE.)

I.   ELECTION OF DIRECTORS:
     For a term expiring in 2006

                         1. Harry J. Humpert    2. John P. Williams, Jr.    ___ FOR all nominees    __ WITHHOLD AUTHORITY to
                         3. Herbert H. Works    4. Robert W. Zapp           listed to the left      vote for all nominees listed
                                                                            (except as specified    to the left
                                                                            below)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) on the line provided to the right.)
______________________

(Instructions: If you wish to vote cumulatively, indicate how you want your votes allocated among the nominees on the line provided to the right.)
______________________

II. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for BKFC for the year ended December 31, 2003.

     [_] FOR          [_] AGAINST        [_] ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

Check appropriate box         Date _______________, 2003   NO. OF SHARES
Indicate changes below:
Address Change?  [_]     Name Change? [_]

                                                _______________________________
                                                Signature(s) in Box
                                                Please sign exactly as your name
                                                appears on this card. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give your full
                                                title. If shares are held
                                                jointly, only one holder's
                                                signature is required.